Scudder
High Yield
Tax Free Fund

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

A fund that seeks to provide a high level of income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                        Scudder High Yield Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 1/22/87   Total Net Assets as of       Ticker Symbol:  SHYTX
                             12/31/98: $432 million
--------------------------------------------------------------------------------

o Scudder High Yield Tax Free Fund posted a 6.38% total return over its most recent year ended December 31, 1998. For the one-, three-, and ten-year periods ended December 31, the Fund's total returns placed it in the top 20% of similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.

o The Fund received five stars from Morningstar, reflecting the highest possible rating for risk-adjusted performance through December 31, 1998.^1

o The Fund's 30-day net annualized SEC yield was 4.20% as of December 31, 1998. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 6.56% and 6.95%, respectively.


                                Table of Contents

   3  Letter from the Fund's President    23  Notes to Financial Statements
   4  Performance Update                  26  Report of Independent Accountants
   5  Portfolio Summary                   27  Tax Information
   6  Portfolio Management Discussion     27  Officers and Trustees
   9  Glossary of Investment Terms        28  Shareholder Meeting Results
  10  Investment Portfolio                29  Investment Products and Services
  19  Financial Statements                30  Scudder Solutions
  22  Financial Highlights


^1 For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three- and five-year performance and four stars for ten-year performance, and was rated among 1577, 1040, and 370 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                      2 - Scudder High Yield Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     Despite the fact that mainstream media -- and most investors -- tend to focus on stocks when discussing financial markets, the importance of including bonds in a well-diversified portfolio cannot be overstated. Many financial professionals rank municipal bonds second only to Treasuries as secure fixed income investments. Municipals can be counted on to deliver reliable income along with substantially less price volatility when compared with most other financial instruments. Moreover, in a global financial environment where market movements are increasingly correlated, the municipal bond market is among the most independent.

     In 1998, municipals recorded modest gains amid a turbulent global financial environment: Prices of the average 10-year AAA municipal bond rose 2% during the year, on yield declines of one quarter of a percentage point. During its most recent year ended December 31, 1998, Scudder High Yield Tax Free Fund posted a 6.38% total return based on net asset value appreciation of $0.15 per share and income distributions of $0.65 per share. Please read the Portfolio Management Discussion beginning on page 6 for additional information concerning your Fund's investment environment, strategy, and outlook.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see pages 29 through 31 for more information on Scudder products and services.

     If you have any questions regarding Scudder High Yield Tax Free Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder High Yield Tax Free Fund

                      3 - Scudder High Yield Tax Free Fund

                   Performance Update as of December 31, 1998

   Fund Index Comparisons
   -------------------------------------------
                           Total Return
   --------------------------------------------
   Period
   Ended       Growth of                Average
   12/31/98    $10,000     Cumulative    Annual
   --------------------------------------------
   Scudder High Yield Tax Free Fund
   --------------------------------------------
   1 Year      $ 10,638       6.38%     6.38%
   5 Year      $ 13,603      36.03%     6.35%
   10 Year     $ 22,788     127.88%     8.58%
   --------------------------------------------
   Lehman Brothers Municipal Bond Index
   --------------------------------------------
   1 Year      $ 10,648       6.48%     6.48%
   5 Year      $ 13,527      35.27%     6.22%
   10 Year     $ 22,034     120.34%     8.22%

Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

Yearly periods ended December 31

Scudder High Yield Tax Free Fund
Year           Amount
--------------------------------

'88            10000
'89            11032
'90            11696
'91            13271
'92            14714
'93            16752
'94            15348
'95            18307
'96            19119
'97            21421
'98            22788

Lehman Brothers Municipal Bond Index
Year           Amount
--------------------------------

'88            10000
'89            11080
'90            11887
'91            13331
'92            14508
'93            16289
'94            15447
'95            18144
'96            18947
'97            20693
'98            21902


The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                      1989     1990     1991    1992     1993     1994     1995    1996     1997     1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 11.35  $ 11.19  $ 11.67  $ 11.90 $ 12.55  $ 10.86  $ 12.19  $ 12.04 $ 12.78  $ 12.93
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .76   $  .77   $  .76   $  .72  $  .67   $  .66   $  .72   $  .66  $  .67   $  .65
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $  .06   $  .05   $  .21   $  .27  $  .28   $   --   $   --   $   --  $   --   $   --
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                10.32     6.02    13.46    10.88   13.85    -8.38    19.28     4.43   12.04     6.38
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               10.79     7.29    12.14     8.82   12.28    -5.17    17.46     4.43    9.21     6.48
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year and ten year periods would have been lower.


                      4 - Scudder High Yield Tax Free Fund

                    Portfolio Summary as of December 31, 1998

Diversification
---------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Hospital/Health                       20%
      Toll Revenue/Transportation           14%
      Electric Utility Revenue              11%
      Port/Airport Revenue                   9%
      Pollution Control/
      Industrial Development                 7%
      State General Obligation               7%
      Core Cities/Lease                      6%
      Project Revenue/Special Assessment     6%
      Housing Finance Authority              5%
      Miscellaneous Municipal               15%
      -----------------------------------------
                                           100%
      =========================================

  The Fund is broadly diversified, with securities issued in 32 states plus the District of Columbia and the Virgin Islands.


Quality
-------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA                            35%
      AA                             11%
      A                              10%
      BBB                            22%
      Not Rated or Below BBB         22%
      ----------------------------------
                                    100%
      ==================================
      Weighted Average Quality: AA-

   We are de-emphasizing lower quality bonds at present, because differences in yield between higher and lower quality bonds have shrunk to the point that investors in lower-quality bonds are not rewarded for taking on additional risk.


Effective Maturity
------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Less than 1                     3%
      1 - 5                          15%
      5 - 8                          19%
      8 - 15                         51%
      Greater than 15                12%
      ----------------------------------
                                    100%
      -----------------------------------
      Weighted Average Effective Maturity:
      10.13 years

   During the period, we focused on 15-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum.




For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      5 - Scudder High Yield Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Yields of municipal bonds declined slightly and their prices rose modestly during Scudder High Yield Tax Free Fund's most recent year ended December 31, 1998. The Fund provided a 6.38% total return over the 12-month period, surpassing the 5.25% average return of similar funds as reported by Lipper Analytical Services, Inc. The Fund posted a 4.20% 30-day net annualized SEC yield as of December 31, equivalent to fully taxable yields of 6.56% and 6.95%, respectively, for investors in the 36% and 39.6% federal tax brackets. Comprising the Fund's total return over the period were a $0.15 increase in its net asset value to $12.93 as of December 31, plus income distributions totaling $0.65 per share.

Scudder High Yield Tax Free Fund's long-term returns remain highly competitive:
As shown in the accompanying table, the Fund's average annual total returns placed it in the top 20% of its peers over one-, three-, and ten-year periods. Please turn to the Performance Update on page for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                         Municipals Gain Amid Turbulence

In 1998, most municipal bonds posted modest gains in the face of dramatic financial crises that rocked the global markets. In the international capital markets, the most troublesome developments were Russia's short-term debt default and ruble devaluation, Japan's continuing banking crisis and recession, the run on Brazil's currency reserves (despite an IMF stabilization package), and the near collapse of the Long Term Capital Management hedge fund. The Federal Reserve lowered short-term interest rates by one quarter of a percentage point three times between September and November -- taking the unexpected step of adjusting interest rates between Federal Open Market Committee meetings -- in an attempt to restore order to worldwide financial markets. Though the Fed had reportedly changed to a "neutral" stance on interest rate adjustments by late in 1998, the more than 60 interest rate reductions by central banks around the world during this period seemed to ease fears of rampant deflation and gave encouragement to U.S. equity investors.

THE PRINTED DOCUMENT CONTAINS A TABLE HERE

==============================================================
Competitive Long-Term Results
(Average annual returns for periods ended
December 31, 1998)
--------------------------------------------------------------
             Scudder     Lipper              Number
            Yield Tax    average              of
            Free Fund    annual              Funds  Percentile
  Period     return      return      Rank   tracked   Ranking
--------------------------------------------------------------
1 year        6.38%       5.25%        7  of  52      Top 13%

3 years       7.57%       6.46%        7  of  38      Top 18%

5 years       6.35%       5.98%       11  of  28      Top 39%

10 years      8.58%       7.58%        2  of  16      Top 13%

Past performance does not guarantee future results.


Municipal bonds registered modest gains compared with Treasuries during the period, as municipal yield declines lagged those of their Treasury counterparts. Over the 12 months ended December 31, 1998, yields of 10-year Treasury bonds

                      6 - Scudder High Yield Tax Free Fund
declined more than one percentage point and their prices rose 8.6%, while yields of 10-year AAA-rated municipal bonds declined one quarter of a percentage point, and their prices rose 2%. We attribute much of this disparity in performance to a heavy $284 billion supply of municipal bonds in 1998, the second highest volume over the past 10 years.

                                A Shift in Focus

Over the past several years, the Fund's primary strategy has been to purchase noncallable bonds to provide a relatively stable income stream along with long-term price appreciation potential. While we plan to retain and take full advantage of the Fund's large existing position in noncallable bonds, we have recently felt that most noncallable bonds available for purchase did not represent attractive value. Therefore, over the course of the most recent 12-month period, the Fund shifted its emphasis toward the purchase of premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short period of time. In terms of maturity, we focused on 15-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum.

We are de-emphasizing lower quality bonds at present, because differences in yield between higher and lower quality municipal bonds have shrunk to the point that investors in lower-quality bonds are not rewarded for taking on additional credit risk. As of December 31, AAA bonds represented fully 35% of Fund assets while lower-rated BBB bonds comprised only 22% of the Fund's portfolio.

The Fund also continues its cautious stance on the municipal market, maintaining a neutral average duration similar to that of the Lehman Brothers Municipal Bond Index. As of December 31, the Fund's average duration was 7.6 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

As always, diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of December 31, 1998, the Fund held securities issued in 32 states plus the District of Columbia and the Virgin Islands.

                           Economic Slowdown in 1999?

Shrinking corporate profit margins, a widening trade deficit, pressure on the dollar, and troubles in the emerging markets could dampen U.S. economic growth during the coming months. We do not doubt, however, the power of consumer and investor confidence to overcome adversity, as has been shown throughout the current economic expansion.

With the outlook for the U.S. economy uncertain, the outlook for municipal bonds is nonetheless very positive, as yields of municipals compared with Treasuries are near historic highs. This ratio should eventually assume a more typical

                      7 - Scudder High Yield Tax Free Fund
level, which could mean significant yield reductions and price gains for municipal bonds.

In terms of the day-to-day management of the Fund, we plan to continue our current conservative credit risk profile until yields of lower-quality bonds become more attractive. The Fund will also continue to purchase select 15-year premium cushion bonds over the coming months. As always, we will refrain from making investment decisions based on short-term market movements and search instead for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,
Your Portfolio Management Team


/s/Philip G. Condon           /s/Rebecca L. Wilson

Philip G. Condon              Rebecca L. Wilson


                               Scudder High Yield
                                 Tax Free Fund:
                          A Team Approach to Investing

  Scudder High Yield Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Philip G. Condon has had responsibility for the Fund's day-to-day operations since its inception in 1987, having joined the Adviser in 1983. Mr. Condon has over 16 years' experience in the investment industry. Rebecca L. Wilson joined the Adviser in 1986 and the Fund as a Portfolio Manager in 1998. Ms. Wilson contributes over 11 years of experience in municipal investing and research.

                      8 - Scudder High Yield Tax Free Fund

                      Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL  BOND            An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on
                           the sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      9 - Scudder High Yield Tax Free Fund

                  Investment Portfolio as of December 31, 1998

                                                                                                    Credit
                                                                                   Principal      Rating (c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.4%
------------------------------------------------------------------------------------------------------------------------------
Alabama
North Alabama, Environmental Improvement Authority, Pollution Control Revenue,
  Daily Demand Note, 4.85%, 12/1/2000* .........................................  1,000,000          NR              1,000,000

District of Columbia
District of Columbia, General Obligation, Revenue Refunding, Series A1, Daily
  Demand Note, 5.2%, 10/1/2007* ................................................  1,000,000          A1+             1,000,000

Illinois
Chicago, IL, O'Hare International Airport Revenue Bonds, American Airlines
  Project:
  Series 1983 A, Daily Demand Note, 5%, 12/1/2017* .............................  1,000,000          NR              1,000,000
  Series 1983 C, Daily Demand Note, 5%, 12/1/2017* .............................  1,100,000          A1+             1,100,000

Louisiana
Parish of East Baton Rouge, LA, Pollution Control Revenue, Exxon Project, Daily
  Demand Note, 5%, 3/1/2022* ...................................................  1,000,000          A1+             1,000,000

Texas
Harris County, TX, Health Facilities Authority, Saint Lukes Episcopal Hospital,
  Series A, Daily Demand Note, 4.85%, 2/15/2027* ...............................  1,000,000          A1+             1,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $6,100,000)                                                             6,100,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 98.6%
------------------------------------------------------------------------------------------------------------------------------
Alaska
North Slope Borough, AK, General Obligation, Capital Appreciation:
  Series A, Zero Coupon, 6/30/2009 (b) .........................................  3,000,000          AAA             1,882,080
  Series B, Zero Coupon, 6/30/2005 (b) .........................................  7,600,000          AAA             5,800,700

Arizona
Maricopa County, AZ, Industrial Development Revenue, Resource Recovery, Private
  Placement, 9.25%, 5/1/2015 ...................................................  3,820,000          SKI             3,835,280
McDowell Mountain Ranch, AZ, Communities Facilities District, 8.25%, 7/15/2019 .  3,000,000          SKI             3,279,990

California
California Community Development Authority, Apartment Development Revenue
  Bond, 5.25%, 5/15/2025 .......................................................  3,750,000          BBB             3,801,750
California Pollution Control Financing Authority, Solid Waste Disposal Revenue,
  Canadian Fibre of Riverside PJ, Series 1997 A, 9%, 7/1/2019 ..................  6,000,000          SKI             6,286,320
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior
  Lien:
  Series A, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2010 ..................  7,000,000          BBB             5,825,610
  Series A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2011 ...................  4,415,000          BBB             3,715,620

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder High Yield Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Series A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2012 ...................  6,000,000          BBB             5,024,160
  Series A, Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2014 ..................  2,875,000          BBB             2,390,361
Long Beach California Harbor Revenue, AMT, Series 1998 A, 6%, 5/15/2009 (b) ....  2,770,000          AAA             3,159,047
Long Beach, CA, Aquarium of the Pacific Project, 6.1%, 7/1/2010 ................  4,500,000          BBB             4,829,310
Los Angeles County, CA, Certificate of Participation, Marina Del Ray, Series A,
  6.25%, 7/1/2003 ..............................................................  5,500,000          SKI             5,819,330
Millbrae California Residential Facilities, Revenue Magnolia of Millbrae
  Project, Series 1997 A, 7.375%, 9/1/2027 .....................................  1,000,000          SKI             1,052,670
San Francisco, CA, City and County Redevelopment Agency Residential Facility,
  Coventry Park Project, Series 1996 A, 8.5%, 12/1/2026 ........................  2,000,000          SKI             2,314,360
San Joaquin Hills, CA, Transportation Corridor Agency, Orange County, Toll Road
  Revenue, Senior Lien, Prerefunded 1/1/2008:
   Zero Coupon, 1/1/2011 (d) ...................................................  5,000,000          AAA              5,269,600
   Zero Coupon, 1/1/2012 (d) ................................................... 15,000,000          AAA             15,843,600
   Zero Coupon, 1/1/2013 (d) ...................................................  4,000,000          AAA              4,224,960

Colorado
Denver, CO, Airport System Revenue:
  Series A, Zero Coupon, 11/15/2001 ............................................  5,120,000          BBB             4,525,978
  Series A, Zero Coupon, 11/15/2003 ............................................  3,050,000          BBB             2,450,797
  Series A, Zero Coupon, 11/15/2004 ............................................  3,130,000          BBB             2,390,913
  Series A, Zero Coupon, 11/15/2005 ............................................  1,855,000          BBB             1,348,919
  Series 1991 D, 7.75%, 11/15/2013 .............................................  9,775,000          BBB            12,461,072
Denver, CO, Urban Renewal Authority, Tax Increment Revenue, 7.75%, 9/1/2016 ....  2,500,000          SKI             2,846,450

Connecticut
Connecticut Development Authority, Mystic Marinelife Aquarium Project Revenue,
  6.875%, 12/1/2017 ............................................................  1,000,000          SKI             1,066,550
Connecticut State Health Finance Authority, Edgehill Project, Series 1997 A,
  6.875%, 7/1/2017 .............................................................  3,000,000          SKI             3,226,800
Mashantucket Western Pequot Tribe, CT, Special Revenue:
  6.4%, 9/1/2011 ...............................................................  1,510,000          BAA2            1,666,874
  Prerefunded 9/1/2007, 6.4%, 9/1/2011 (d) .....................................  1,490,000          AAA             1,738,383
  Subordinate 144A, Series 1997 B, 5.7%, 9/1/2012 ..............................  1,000,000          BAA3            1,043,790

District of Columbia
District of Columbia, Certificate of Participation, 7.3%, 1/1/2013 .............  4,650,000          BB              4,999,169
District of Columbia, Convention Center Authority, Dedicated Tax Revenue, Senior
  Lien, 5.25%, 10/1/2014 (b) ...................................................  3,000,000          AAA             3,104,100
District of Columbia, General Obligation, Series A, 5.875%, 6/1/2005 (b) .......  4,300,000          AAA             4,696,718

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder High Yield Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
District of Columbia, Hospital Refunding Revenue, Metlantic Washington Hospital
  Center, Series 1992 A, Prerefunded 8/15/2002, 7.125%, 8/15/2019 (d) ..........  3,000,000          AAA             3,378,600
District of Columbia, Water & Sewer Authority, Public Utilities Revenue, 6%,
  10/1/2014 (b) ................................................................  8,445,000          AAA             9,617,757

Florida
Bayside, FL, Community Development District, Capital Improvement Revenue, 6.3%,
  5/1/2018 .....................................................................    980,000          SKI               992,564
Broward County, FL, Housing Finance Authority, Single Family Mortgage Revenue,
  Zero Coupon, 4/1/2014 ........................................................  2,145,000          AA                468,447
Indian Trace, FL, Community Development Authority, Special Assessment District
  Bonds, 6.875%, 4/1/2010 ......................................................  2,270,000          SKI             2,401,183
Indian Trace, FL, Special Tax Revenue, Water Management, 8.25%, 5/1/2005 .......  1,910,000          SKI             2,104,190
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange, Series A,
  5.8%, 5/1/2026 ...............................................................  1,500,000          NR              1,495,785

Georgia
Athens-Clarke County, GA, First Lien, Wesley Woods, Series 1997, 6.35%,
  10/1/2017 ....................................................................  1,575,000          SKI             1,621,179
Coweta County, GA, Residential Care Facilities for the Elderly, First Lien,
  Wesley Woods, Series 1996 A, 8.25%, 10/1/2026 ................................  1,000,000          SKI             1,160,490
Fulton County, GA, School District, 5.375%, 1/1/2017 ...........................  1,500,000          AA              1,603,170
Municipal Electric Authority of Georgia, Power Revenue, Series Z, 5.5%,
  1/1/2012 .....................................................................  1,375,000          A               1,485,275
Rockdale County, GA, Development Authority, Solid Waste Disposal Revenue, Visy
  Paper Inc. Project, Series 1993, 7.4%, 1/1/2016 ..............................  4,680,000          SKI             5,000,814

Illinois
Chicago-O'Hare International Airport, IL, Special Facilities Revenue, American
  Airlines, Project A, Series 1990, 7.875%, 11/1/2025 ..........................  1,000,000          BBB             1,078,390
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation, Junior Lien,
  Series 1991, Zero Coupon, 5/15/2006 ..........................................  4,000,000          A               2,906,280
Illinois Health Facilities Authority, Revenue Refunding:
  The Carle Foundation, Series A, 5%, 7/1/2011 (b) .............................  1,410,000          AAA             1,449,142
  Memorial Health System, Series 1997, 5.5%, 10/1/2008 (b) .....................  1,325,000          AAA             1,435,624
  Methodist Medical Center, 5.5%, 11/15/2013 (b) ...............................  3,165,000          AAA             3,362,085
Winnebago County, IL, School District #122, 6.45%, 6/1/2008 (b) ................  1,500,000          AAA             1,750,035

Indiana
Indiana Health Facilities Financing Authority, Franciscan Eldercare Community
  Services, 5.875%, 5/15/2029 ..................................................  2,300,000          NR              2,256,691

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder High Yield Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Indiana Municipal Power Agency, Power Supply System, Refunding Revenue,
  Series 1983 B, 5.875%, 1/1/2009 (b) ..........................................  2,300,000          AAA             2,593,917
Indianapolis, IN, Economic Development, Refunding and Improvement Revenue,
  Robin Run Village Project, Series 1992, 7.625%, 10/1/2022 ....................  1,500,000          BBB             1,654,350

Iowa
Dubuque County, IA, Private College Facilities Revenue, Clarke College Project,
  Series 1998, 5.375%, 9/1/2018 ................................................  1,000,000          BAA3              992,130

Maine
Maine Finance Authority, Huntington Common, Series 1997 A, 7.5%, 9/1/2027 ......  1,000,000          SKI             1,038,520

Massachusetts
Boston, MA, Industrial Development Authority, Springhouse Project, Prerefunded
  7/1/2005, 9.25%, 7/1/2025 (d) ................................................  1,350,000          AAA             1,758,510
Lowell, MA, General Obligation, 8.3%, 2/15/2005 ................................    365,000          BBB               407,829
Massachusetts General Obligation, Consolidated Loan, Series C, 5.25%, 8/1/2014..  7,000,000          AA3             7,341,110
Massachusetts Health & Educational Facilities Authority, Cooley Dickson Hospital
  Inc., Prerefunded 5/15/2003, 7.125%, 11/15/2018 (d) ..........................  1,810,000          AAA             2,055,563
Massachusetts Industrial Finance Agency:
  Edgewood Retirement Community, Series A, 9%, 11/15/2025 ......................  1,000,000          SKI             1,218,630
  Solid Waste Disposal, Peabody Monofil Project, 9%, 9/1/2005 ..................  2,155,000          SKI             2,354,208
Massachusetts State Grant Anticipation Revenue Note, Series A, 5.25%,
  12/15/2012 ...................................................................  2,550,000          AA3             2,746,554

Michigan
Detroit, MI, City School District, Refunded, Series C, 5.25%, 5/1/2015 (b) .....  1,000,000          AAA             1,057,120
Detroit, MI, Downtown Development Authority, Tax Increment:
  Series 1996, Zero Coupon, 7/1/2011 ...........................................  3,150,000          A               1,640,079
  Series 1996, Zero Coupon, 7/1/2012 ...........................................  3,150,000          A               1,546,430
Michigan State Hospital Finance Authority Revenue, Sinai Hospital:
  Series 1995, 6.625%, 1/1/2016 ................................................  2,990,000          BBB             3,325,717
  Series 1995, Prerefunded 10/1/2015, 7.5%, 10/1/2027 (d) ......................  2,000,000          AAA             2,405,740
Michigan State Strategic Funding Ltd., Hope Network, Series 1998 A,
  5.75%, 11/15/2018 ............................................................  1,500,000          SKI             1,496,370

Mississippi
Mississippi Development Bank, Special Obligation, Diamond Lakes Utilities,
  Series 1997 A, 6.25%, 12/1/2017 ..............................................  2,000,000          SKI             2,048,360

Nebraska
Scotts Bluff County Hospital Authority No. 1, West Medical Center, Series 1998,
  5.125%, 11/15/2019 ...........................................................  1,375,000          A-              1,341,354

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder High Yield Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Nevada
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/2011 ....................................................................  1,275,000          AA              1,340,612

New Hampshire
New Hampshire Higher Education & Health Facilities Authority:
  Monadnok Community Hospital, Series 1990, Prerefunded 10/1/2000,
   9.125%, 10/1/2020 (d) .......................................................  1,395,000          SKI              1,552,844
  New Hampshire Catholic Charity:
   Prerefunded 8/1/2001, 8.4%, 8/1/2011 (d) ....................................    600,000          AAA                684,990
   Series 1997, 5.8%, 8/1/2022 .................................................  2,760,000          BBB              2,816,746
  Rivermead at Peterborough:
   5.5%, 7/1/2013 ..............................................................  2,635,000          SKI              2,640,349
   5.625%, 7/1/2018 ............................................................    500,000          SKI                493,365
  Riverwoods at Exeter:
   Series A, 6.375%, 3/1/2013 ..................................................    725,000          A                  781,449
   Series A, 6.5%, 3/1/2023 ....................................................  1,000,000          A                1,072,160
  St. Joseph's Hospital:
   7.5%, 1/1/2007 ..............................................................  1,490,000          A                1,618,930
   7.5%, 1/1/2016 ..............................................................  2,600,000          A                2,788,448

New Jersey
New Jersey Economic Development Authority, Methodist Homes, Prerefunded
  7/1/2005, 7.5%, 7/1/2025 (d) .................................................  1,000,000          SKI             1,205,100

New York
Glen Cove Housing Authority, Senior Living Facility, The Mayfair at Glen Cove,
  AMT, Series 1996, 8.25%, 10/1/2026 ...........................................  1,500,000          SKI             1,709,775
Islip, NY, New York Community Development Agency, New York Institute of
  Technology, Series 1996, 7.5%, 3/1/2026 ......................................  2,500,000          SKI             2,759,825
Long Island, NY, Power Authority Electrical Systems Revenue, Series A, 5.5%,
  12/1/2013 (b) ................................................................  4,000,000          AAA             4,376,680
Long Island Power Authority, Electric Systems Revenue, Series 1998A,
  5%, 12/1/2018 (b) ............................................................  2,000,000          AAA             1,995,160
Metropolitan Transportation Authority of New York, Transit Facilities Revenue:
  Prerefunded 7/1/2001, 7%, 7/1/2009 (d) .......................................  1,000,000          AAA             1,098,380
  Series 1998 C, 5.125%, 7/1/2013 (b) ..........................................  3,500,000          AAA             3,631,810
  Series O, 5.75%, 7/1/2013 ....................................................  2,750,000          BBB             3,029,455

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder High Yield Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
New York City, NY, General Obligation:
  Series 1996 A, 7%, 8/1/2007 ..................................................  5,000,000          A               5,933,400
  Series B, 6.1%, 8/15/2005 ....................................................  3,500,000          A               3,900,890
New York State Dormitory Authority Revenue, Mental Health Services Facilities
  Improvement:
   Series 1996 B, 6.5%, 2/15/2010 ..............................................  1,500,000          A                1,748,565
   6.5%, 2/15/2011 .............................................................  1,000,000          A                1,170,810
   6%, 8/15/2012 ...............................................................  2,500,000          A                2,819,775
   6%, 8/15/2016 ...............................................................  6,000,000          A                6,768,060
New York Triborough Bridge and Tunnel Authority, Special Obligation, Refunded,
  Series A, 5.125%, 1/1/2014 (b) ...............................................  7,690,000          AAA             7,988,603
Onondaga County, NY, Industrial Development Agency, Solid Waste Disposal
  Facility, Solvay Paperboard LLC, Series 1998, 7%, 11/1/2030 ..................  3,500,000          NR              3,534,860

Ohio
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
  Health System, Providence Hospital, Series 1992, 6.8%, 7/1/2008 ..............  5,485,000          BBB             5,887,051
Lorain County, OH, Health Care Facilities Revenue Kendal at Oberlin, Series A,
  5.375%, 2/1/2012 .............................................................  2,075,000          BBB             2,103,116
Parma, OH, Hospital Improvement Revenue, Parma Community General Hospital
  Association, 5.25%, 11/1/2013 ................................................  2,000,000          A-              2,037,480

Oregon
Chemeketa, OR, Community College District:
  5.5%, 6/1/2014 (b) ...........................................................  2,385,000          AAA             2,610,645
  5.5%, 6/1/2015 (b) ...........................................................  2,600,000          AAA             2,831,660

Pennsylvania
Blair County, PA, Altoona Hospital Project, Series A, 5.5%, 7/1/2012 (b) .......  1,755,000          AAA             1,884,747
Delaware County, PA, Authority Revenue Refunding, White Horse Village Inc.:
  Series A, 7.5%, 7/1/2018 .....................................................  2,000,000          SKI             2,192,020
  Series A, 6.7%, 7/1/2007 .....................................................  1,000,000          SKI             1,052,470
Delaware County, PA, Industrial Development Authority Revenue, Resource Recovery
  Facilities, Series A, 6%, 1/1/2009 ...........................................  2,000,000          A               2,134,800
Latrobe, PA, Industrial Development Authority, ST. Vincent College Project,
  5.375%, 5/1/2013 .............................................................  1,885,000          BBB+            1,941,663
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue,
  KBF Associates L.P. Project, 6.375%, 7/1/2012 ................................  5,500,000          BBB             5,766,145

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder High Yield Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Education Authority, Medical College of Pennsylvania,
  Series B, Prerefunded 3/1/2001, 7.25%, 3/1/2005 (d) ..........................  1,000,000          AAA             1,094,110
Philadelphia, PA, Authority for Industrial Development, Commercial Development
  Revenues, 6.5%, 10/1/2027 ....................................................  1,500,000          SKI             1,613,625

South Carolina
Piedmont, SC, Municipal Power Agency, Revenue Refunding, Series 1998 A, 5.5%,
  1/1/2013 (b) .................................................................  2,900,000          AAA             3,167,235
South Carolina Jobs-Economic Development Authority, Hospital Facilities Revenue,
  South Carolina Baptist Hospital, 5.3%, 8/1/2009 (b)* .........................  8,000,000          AAA             8,603,200

South Dakota
South Dakota Health & Educational Facilities Authority Revenue, Prairie Lakes:
  7.125%, 4/1/2010 .............................................................    320,000          BBB               349,869
  7.25%, 4/1/2022 ..............................................................    320,000          BBB               358,330
  Prerefunded 4/1/2003, 7.125%, 4/1/2010 (d) ...................................    680,000          AAA               776,179
  Prerefunded 4/1/2003, 7.25%, 4/1/2022 (d) ....................................    680,000          AAA               779,328
South Dakota Housing Development Authority, Home Ownership Mortgage, Series A,
  6.4%, 5/1/2012 ...............................................................  3,500,000          AAA             3,696,735

Texas
Amarillo, TX, Health Facilities Corporation, Baptist St. Anthony's Hospital
  Corp., 5.5%, 1/1/2013 (b) ....................................................  2,645,000          AAA             2,857,440
Austin, TX, Independent School District, General Obligation, 5%, 8/1/2012 (b) ..  2,000,000          AAA             2,061,000
Austin, TX, Revenue Bond, Refunded, Sub Lien, 5.25%, 5/15/2017 (b) .............  5,000,000          AAA             5,251,100
Bexar County, TX, Housing Finance Corporation, Series A, Subject to AMT, GNMA
  Collateralized Mortgage Agency, 8.2%, 4/1/2022 ...............................    798,000          AAA               826,313
Dallas-Fort Worth, TX:
  Airport Revenue, American Airlines, AMT, 7.5%, 11/1/2025 .....................  1,910,000          BBB             2,047,253
  International Airport, American Airlines, 7.25%, 11/1/2030 ...................  5,000,000          BBB             5,497,950
Hidalgo County, TX, Health Services, Mission Hospital, Series 1996, 6.75%,
  8/15/2016 ....................................................................  2,500,000          BBB             2,740,675
Lubbock, TX, Health Facilities Development Corp., St. Joseph Health Systems,
  5.25%, 7/1/2012 ..............................................................  1,000,000          AA              1,039,420
Midland County, TX, Hospital District, Midland Memorial Hospital, Prerefunded
  6/1/2002, 7.5%, 6/1/2016 (d) .................................................  1,500,000          AAA             1,687,995
San Antonio, TX, Electric and Gas Revenue:
  Refunded, Series A, 5.25%, 2/1/2013 ..........................................  1,000,000          AA              1,050,490
  Refunded, Series A, 5.25%, 2/1/2014 ..........................................  2,000,000          AA              2,088,640

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder High Yield Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Utah
Intermountain Power Agency, UT, Power Supply Revenue Bond, Refunded, Series A,
  5.25%, 7/1/2015 (b) ..........................................................  5,575,000          AAA             5,759,142
Salt Lake City, UT, Hospital Revenue, Intermountain Healthcare Systems, 6.65%,
  2/15/2012 ....................................................................  2,000,000          AA              2,276,800

Vermont
Vermont Housing Finance Agency, Multi-Family Housing Revenue, Northgate
  Housing Project, 8.25%, 6/15/2020 ............................................  1,020,000          SKI             1,122,765

Virgin Islands
Virgin Islands, Public Finance Authority Revenue, Matching Fund Loan Notes:
  Series A, Prerefunded 10/1/2002, 7.25%, 10/1/2018 (d) ........................  6,500,000          SKI             7,416,305
  Senior Lien, Series C, 5.5%, 10/1/2008 .......................................  1,500,000          BBB-            1,591,320

Virginia
Pittsylvania County, VA, Industrial Development Authority, Multitrade of
  Pittsylvania County, L.P. Project:
   7.45%, 1/1/2009 .............................................................  1,500,000          SKI              1,648,980
   7.5%, 1/1/2014 ..............................................................  3,500,000          SKI              3,850,770
Virginia College Building Authority, Educational Facilities Revenue, Marymount
  University Project, Prerefunded 7/1/2002, 7%, 7/1/2022 (d) ...................  1,200,000          BBB-            1,345,356

Washington
King County, WA, School District No. 403, Refunded, 5.25%, 12/1/2014 ...........  3,945,000          AA-             4,078,380
Washington Public Power Supply System:
  Nuclear Project #2, Inverse Floater, 5.4%, 7/1/2012** ........................  3,250,000          AA              3,448,608
  Nuclear Project #2, Series 1996 A, 6%, 7/1/2008 (b) ..........................  3,000,000          AAA             3,371,910
  Revenue Refunding, Nuclear Project #2, Inverse Floater, 6.32%, 7/1/2012** ....  3,000,000          AA              3,318,750
  Revenue Refunding, Nuclear Project #2, Series A, 6.3%, 7/1/2012 .............. 10,000,000          AA             11,569,700
  Revenue Refunding, Nuclear Project #3, Series B, 7.125%, 7/1/2016 ............  2,500,000          AA              3,146,575

Wisconsin
Wisconsin State Health and Educational Facilities Authority, National Regency
  of New Berlin Project, Series 1995, 8%, 8/15/2025 ............................  1,485,000          SKI             1,679,060
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $381,050,927)                                                          419,625,599
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $387,150,927) (a)                                                       425,725,599
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder High Yield Tax Free Fund

(a) The cost for federal income tax purposes was $387,150,927. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $38,574,672. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $38,750,361 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $175,689.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments (SKI) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated securities.

(d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

 * Auction rate securities carry a short-term coupon that is reset on a periodic basis, usually every 35 days. The reset occurs through a marketplace auction process where all bidders receive the highest yield necessary to sell all the securities. For maturity purposes the securities are said to have the same maturity as the time remaining to the next auction.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of December 31, 1998.

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder High Yield Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $387,150,927) ...............      $ 425,725,599
                 Cash ................................................................             29,129
                 Receivable for investments sold .....................................             70,000
                 Receivable for Fund shares sold .....................................            466,551
                 Interest receivable .................................................          6,737,523
                 Other assets ........................................................              2,669
                                                                                           ----------------
                 Total assets ........................................................        433,031,471
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...................................................            526,043
                 Payable for Fund shares redeemed ....................................             81,861
                 Accrued management fee ..............................................            227,432
                 Other payables and accrued expenses .................................             73,173
                                                                                           ----------------
                 Total liabilities ...................................................            908,509
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 432,122,962
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ...........         38,574,672
                 Accumulated net realized loss .......................................         (6,154,499)
                 Paid-in capital .....................................................        399,702,789
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 432,122,962
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($432,122,962 / 33,414,415 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                   ----------------
                    authorized) ......................................................             $12.93
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder High Yield Tax Free Fund

                             Statement of Operations

                          year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $  22,412,866
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................         2,440,931
                 Services to shareholders .............................................           477,718
                 Custodian and accounting fees ........................................           113,729
                 Trustees' fees and expenses ..........................................            37,270
                 Reports to shareholders ..............................................            42,998
                 Legal ................................................................             6,606
                 Auditing .............................................................            39,332
                 Registration fees ....................................................            47,628
                 Other ................................................................            15,726
                                                                                           ----------------
                                                                                                3,221,938
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         19,190,928
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ............................           768,029
                 Net unrealized appreciation (depreciation) during the period on
                    investments .......................................................         3,727,480
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     4,495,509
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  23,686,437
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder High Yield Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                          Years Ended December 31,
Increase (Decrease) in Net Assets                                                          1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...........................................    $  19,190,928     $  16,662,353
                 Net realized gain (loss) from investment transactions ...........          768,029         1,293,696
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ....................        3,727,480        17,278,728
                                                                                     ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ...................................................       23,686,437        35,234,777
                                                                                     ----------------  ----------------
                 Distributions to shareholders from net investment
                    income .......................................................      (19,191,807)      (16,662,353)
                                                                                     ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .......................................      173,275,197        94,712,636
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ................................       12,853,477        10,767,421
                 Cost of shares redeemed .........................................      (95,191,076)      (80,462,768)
                                                                                     ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .................................................       90,937,598        25,017,289
                                                                                     ----------------  ----------------
                 Increase (decrease) in net assets ...............................       95,432,228        43,589,713
                 Net assets at beginning of period ...............................      336,690,734       293,101,021
                                                                                     ----------------  ----------------
                 Net assets at end of period .....................................    $ 432,122,962     $ 336,690,734
                                                                                     ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .......................       26,338,299        24,338,716
                                                                                     ----------------  ----------------
                 Shares sold .....................................................       13,488,602         7,700,257
                 Shares issued to shareholders in reinvestment of
                    distributions ................................................        1,000,254           874,481
                 Shares redeemed .................................................       (7,412,740)       (6,575,155)
                                                                                     ----------------  ----------------
                 Net increase (decrease) in Fund shares ..........................        7,076,116         1,999,583
                                                                                     ----------------  ----------------
                 Shares outstanding at end of period .............................       33,414,415        26,338,299
                                                                                     ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder High Yield Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 Years Ended December 31,
                                                                    1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                ------------------------------------------------------------
Net asset value, beginning of period .........................    $ 12.78     $ 12.04    $ 12.19     $ 10.86     $ 12.55
                                                                ------------------------------------------------------------
Income from investment operations:
Net investment income ........................................        .65         .67        .66         .68         .70
Net realized and unrealized gain (loss) on investment
  transactions ...............................................        .15         .74       (.15)       1.37       (1.73)
                                                                ------------------------------------------------------------
Total from investment operations .............................        .80        1.41        .51        2.05       (1.03)
                                                                ------------------------------------------------------------
Less distributions from net investment income ................       (.65)       (.67)      (.66)       (.72)       (.66)
                                                                ------------------------------------------------------------
Net asset value, end of period ...............................    $ 12.93     $ 12.78    $ 12.04     $ 12.19     $ 10.86
                                                                ------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............................................       6.38       12.04       4.43(a)    19.28(a)    (8.38)(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................        432         337        293         304         260
Ratio of operating expenses, net to average daily net
  assets (%) .................................................        .84         .90        .91         .80         .80
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ...............................        .84         .90        .95         .94         .97
Ratio of net investment income to average net assets (%) .....       5.03        5.43       5.59        5.77        6.01
Portfolio turnover rate (%) ..................................      14.32        33.2       21.9        27.3        34.3

(a) Total return would have been lower had certain expenses not been reduced.


                      22 - Scudder High Yield Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $4,340,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.


                      23 - Scudder High Yield Tax Free Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $133,526,326 and $51,446,036, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. For the year ended December 31, 1998, the fee pursuant to this agreement amounted to $2,440,931, which was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $312,600 charged to the Fund by SSC during the year ended December 31, 1998, of which $27,983 is unpaid at December 31, 1998.


                      24 - Scudder High Yield Tax Free Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $67,621, of which $5,984 is unpaid at December 31, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $37,270.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                      25 - Scudder High Yield Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High Yield Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 12, 1999


                      26 - Scudder High Yield Tax Free Fund

                                 Tax Information


Of the dividends paid from net investment income for the taxable year ended December 31, 1998, 100% are designated as exempt in interest dividends for federal income tax purposes.



                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Philip G. Condon*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                     27 - Scudder High Yield Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder High Yield Tax Free Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

       For             Against           Abstain       Broker Non-Votes*
       ---             -------           -------       -----------------

   19,838,733          748,807           736,560               0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

       For               Against          Abstain      Broker Non-Votes*
       ---               -------          -------      -----------------

   17,419,594           1,152,377        1,037,129         1,715,000






--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      28 - Scudder High Yield Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      29 - Scudder High Yield Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30 - Scudder High Yield Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      31 - Scudder High Yield Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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